SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               December 6, 2001

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Allen Road, Liberty Corner, New Jersey	07938

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (908) 903-1600

(Former Name or Former Address, if Changed Since Last Report)

TRANSTECHNOLOGY CORPORATION

FORM 8-K/A

The Form 8-K filed by the registrant on December 21, 2001 is hereby amended and supplemented as follows:

ITEM 7.    Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Pro Forma Financial Statements Introduction

Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 1999

Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2000

Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2001

Notes to Pro Forma Condensed Financial Statements

(c)	Exhibits.

Exhibit	Description

99.1	Pro Forma Financial Statements Introduction

99.2	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 1999

99.3	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2000

99.4	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2001

99.5	Notes to Pro Forma Condensed Financial Statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	TRANSTECHNOLOGY CORPORATION /s/ Joeseph F. Spanier
Its:	Chief Financial Officer
Date:	February 18, 2002